UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, Akoustis Technologies, Inc. (the “) Company entered into a Second Amendment (the “Amendment”) to the Employment Agreement, dated as of June 15, 2015 and amended as of September 6, 2017, by and between the Company and its Chief Executive Officer, Jeffrey B. Shealy (as amended, the “Shealy Employment Agreement”).

Pursuant to the terms of the Amendment:

(i)       Dr. Shealy’s base salary is set at $550,000;

(ii)	Dr. Shealy’s target annual bonus is set at 100% of his base salary (with maximum bonus potential under the Company’s annual incentive bonus plan for the fiscal year ending June 30, 2024 of 145% of his base salary);

(iii)	Dr. Shealy will be eligible to receive a supplemental discretionary bonus for the fiscal year ending June 30, 2024 of up to 50% of his base salary based on such factors and payable at such time as the Company’s Board of Directors may determine in its sole discretion;

(iv)	Dr. Shealy’s equity incentive awards for fiscal year 2024 will consist of 80,000 restricted stock units and 120,000 performance-based restricted stock units with market value appreciation conditions, each under the Company’s 2018 Stock Incentive Plan;

(v)	Dr. Shealy is eligible to earn a cash retention bonus of $200,000 if he remains employed with the Company through the earlier of June 30, 2024 and the date of a change of control of the Company; and

(vi)	for purposes of calculating the amount of severance payable in the event of a termination before June 30, 2024, Dr. Shealy’s base salary will be assumed to be $750,000.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.
Date: September 29, 2023	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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